ENUMERAL BIOMEDICAL CORP.

2009 EQUITY INCENTIVE PLAN

Stock Option Agreement

ENUMERAL BIOMEDICAL CORP. (the “Company”) hereby grants to you (the “Optionee”) the following option (the “Option”) to purchase Common Stock of the Company:

Name of Optionee:	Anhco T. Nguyen
Total Number of Shares Subject to this Option:	45,000
Type of Option:	ISO
Exercise Price per Share:	$0.27
Grant Date:	7/25/2013
Vesting Commencement Date:	7/25/2013
Number of Shares Subject to Vesting Schedule:	45,000
Expiration Date:	7/25/2023

Vesting Schedule:	• 10,000 shares shall vest upon the execution of a major Janssen (or other) deal with seven figure payments to the Company, pursuant to the criteria as determined and approved by the President of the Company either before or after such deal, in his sole discretion;

• 15,000 shares shall vest upon the successful and timely completion of a Janssen (or other) deal program, pursuant to the criteria as determined and approved by the President of the Company either before or after such deal, in his sole discretion;

• 10,000 shares shall vest upon the submission and acceptance by the President of the Company, in his sole discretion, of an R&D Operating Plan to support “immunophenotyping based drug discovery and development program targeting the Immune synapse, including target-directed antibodies”; and

• 10,000 shares shall vest upon achieving the first milestone in the above R&D Operating Plan.

[Signature page follows]

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms of the Company’s 2009 Equity Incentive Plan and this Stock Option Agreement (this “Agreement”), which includes the incorporated terms and conditions attached to and made a part of this Agreement.

OPTIONEE:		ENUMERAL BIOMEDICAL CORP.

/s/ Anhco T. Nguyen		By:	/s/ Arthur H. Tinkelenberg
Print Name:	Anhco T. Nguyen		Arthur H. Tinkelenberg
Address:	1532 Great Plain Avenue		President and Chief Executive Officer
Needham, MA 02492

ENUMERAL BIOMEDICAL CORP.

Stock Option Agreement
under the 2009 Equity Incentive Plan

Incorporated Terms and Conditions

1.          Grant of Option. On the terms and conditions set forth in this Agreement, the Company grants to the Optionee on the Grant Date this Option to purchase at the exercise price per share set forth on the signature page of this Agreement (the “Exercise Price”) the number of shares of the Company’s Common Stock set forth on said signature page (the “Shares”). This Option is granted pursuant to and is governed by the Company’s 2009 Equity Incentive Plan (the “Plan”), the terms of which are incorporated into this Agreement by this reference. Unless the context otherwise requires, capitalized terms used herein without definitions shall have the respective meanings assigned to them in the Plan. By signing this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

2.          Type of Option. This Option is intended to qualify either as an Incentive Stock Option or a Non-Qualified Stock Option, as set forth on the signature page of this Agreement. If this Option is intended to qualify as an Incentive Stock Option, it is agreed that the Exercise Price is at least 100% of the Fair Market Value per Share on the Grant Date (110% of Fair Market Value if Section 4.2 of the Plan applies). If this Option is intended to qualify as a Non-Qualified Stock Option, said Option shall specifically comply with the requirements of Section 3.4 of the Plan.

(a)          Vesting of Option if Service Continues. If the Optionee’s service to the Company has continued through the Vesting Commencement Date set forth on the signature page of this Agreement, the Optionee may exercise this Option for the number of Shares set forth opposite the Vesting Commencement Date on such signature page. Thereafter, if the Optionee’s service to the Company has continued through the periods set forth in the Vesting Schedule set forth on the signature page of this Agreement, the Optionee may exercise the Option for such additional numbers of Shares as have become exercisable pursuant to such schedule. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date on which any portion of the Option becomes exercisable, subject to the requirements of section 409A of the Code if the Option granted hereunder is a Non-Qualified Stock Option. The foregoing rights are cumulative and may be exercised only before the expiration date set forth on the Signature page of this Agreement. For purposes of this section 2(a) only, the definition of a Change in Control shall not include a liquidation or dissolution of the Company.

(b)          Purpose and Waiver. The purpose of this Option is to encourage the Optionee to enter into and/or maintain a continuing and long-term relationship with the Company. It is not a purpose of this Option to reward the Optionee for the completion of any specific project or of any discrete period of service which may fall between consecutive vesting periods of this Option. By signing this Agreement, the Optionee hereby waives any claims to any Shares that have not become exercisable pursuant to Section 2(a) of this Agreement as of the date of the termination of the Optionee’s service to the Company.

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3.          Exercise.

(a)          General. Within the limits set forth in Section 2, above, the Option may be exercised from time to time with respect to all or any part of the Shares as to which it is exercisable at the time; provided, however, that the Option may not be exercised as to less than 10% of the total number of Shares subject to this Option at any one time, except with respect to the remaining Shares then purchasable under the Option, if less than 10% of such total number of Shares. No fractional Shares may be purchased except in combination with a fraction or fractions under another currently exercisable option or options granted under the Plan, and then only to the extent that such combination equals a full Share. Shares purchased upon exercise of this Option will be subject to restrictions on transfer and a Right of First Refusal. In addition, the exercise of the Option shall be subject to satisfaction of all conditions the Board may impose on the exercise of the Option pursuant to this Agreement or the Plan, and any such exercise shall be effective only after all such conditions have been satisfied.

(b)          Deliveries. To exercise the Option, the Optionee (or other person exercising the Option) must deliver to the Company the following:

(i)          a completed and signed Notice of Stock Option Exercise, in the form of Attachment A hereto (the “Exercise Notice”). If the Option is being exercised pursuant to Section 8.1 of the Plan by a person other than the Optionee, the Exercise Notice must be accompanied by proof of the right of such person to exercise the Option and such other pertinent information as the Company deems necessary;

(ii)         payment in full of the aggregate Exercise Price of the Shares being purchased:

(A)         in cash or by check made payable to the order of the Company;

(B)         subject to Section 3(c), below, by delivery of shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price;

(C)         subject to Section 3(c), below, by a combination of cash, check and/or shares of Common Stock;

(D)         at the discretion of the Administrator, by delivery of a full-recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as presented by the Administrator;

(E)         subject to Section 3(c), below, if previously approved by the Board, by a combination of cash, check, shares of Common Stock and a promissory note in accordance with the terms of the Plan; or

(F)         if the Common Stock is then traded on a national securities exchange or on the NASDAQ National Market (or successor trading system), by delivery of an irrevocable undertaking, satisfactory in form and substance to the Company, by a creditworthy securities broker to sell such Shares and to deliver promptly to the Company sufficient funds to pay the aggregate Exercise Price and any applicable withholding taxes, or delivery by the Optionee to the Company of a copy of irrevocable instructions, satisfactory in form and substance to the Company, to a creditworthy securities broker to sell such Shares and to deliver promptly to the Company sufficient funds to pay the aggregate Exercise Price and any applicable withholding or employment taxes; or

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(G)         if the Common Stock is then traded on a national securities exchange or on the NASDAQ National Market (or successor trading system), by delivery by the Optionee to the Company of a copy of irrevocable instructions, satisfactory in form and substance to the Company, to pledge such Shares to a securities broker or lender approved by the Company as security for a loan, and to deliver promptly to the Company sufficient funds to pay the aggregate Exercise Price and any applicable withholding or employment taxes;

(c)          Limitations on Payment by Delivery of Common Stock. If clause (B) or (C) or (D) of Section 3(b)(ii) is applicable, and if the Optionee wishes to deliver shares of Common Stock held by the Optionee (“Old Stock”) to the Company in full or partial payment of the aggregate Exercise Price, then:

(i)          the certificate or certificates representing such Old Stock shall be duly endorsed for transfer to the Company and such Old Stock shall be free of all transfer restrictions, liens, encumbrances and other legal or equitable interests;

(ii)         if the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement; and

(iii)        notwithstanding any provision of this Agreement to the contrary, the Optionee may not pay any part of the aggregate Exercise Price hereof by transferring Old Stock to the Company (A) unless such Old Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six (6) months and (B) the Board determines that payment of the aggregate Exercise Price by delivery of such Old Stock will not result in a charge to earnings for financial accounting purposes.

(d)          Share Certificate(s).

(i)          Delivery. Subject to Section 3(e), below, the Company shall deliver a certificate or certificates representing the Shares to the Treasurer of the Company, as custodian (the “Custodian”) as soon as practicable after receipt of the deliveries specified in Section 3(b), above. Such certificate or certificates shall be registered in the name of the person or persons so exercising this Option. The certificate or certificates so delivered to the Custodian shall be held by the Custodian for the benefit and in favor of the Optionee, subject to the provisions of this Section 3(d). Notwithstanding the escrow, the Optionee shall retain the right to vote and enjoy all other rights and incidents of ownership of the Shares represented by said certificates. The Custodian shall issue a receipt to the Optionee evidencing the delivery of the stock certificates and transfer powers. The Custodian shall arrange to keep any stock certificates and stock transfer powers delivered to him under this Section 3(d) in a secure place and shall keep true and accurate records of all such certificates and powers.

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(ii)         Concerning the Custodian. The Company shall indemnify and hold harmless the Custodian against any and all costs or expenses (including attorneys’ fees expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to this Agreement. Any person succeeding to the office of Treasurer shall succeed to and assume the rights and obligations of Custodian hereunder.

(iii)        Release. At such times as may be authorized by the Board, upon the written request of the Optionee, the Custodian shall deliver to the Optionee stock certificates and stock transfer powers executed by the Optionee representing such number of Shares. The Optionee shall execute such additional stock transfer powers and take such additional action as the Custodian shall request to enable the Custodian to maintain possession of stock certificates and, stock transfer powers duly executed by the Optionee representing the remainder of the Shares, if any.

(e)          Legal and Regulatory Matters. The Plan, this Agreement, the Option and the obligation of the Company to sell and deliver the Shares upon exercise of the Option are and shall be subject to (i) all applicable laws, government regulations and rules and (ii) all applicable regulations and rules adopted by the Board in accordance with the Plan. Without limiting the generality of the foregoing, no Shares shall be issued upon the exercise of this Option unless and until the Company has determined in its sole discretion that:

(i)          The Company and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), or to perfect an exemption from the registration requirements of the Securities Act;

(ii)         Any applicable listing requirements of any stock exchange or other securities market on which the Common Stock is listed have been satisfied; and

(iii)        All other applicable provisions of federal and state law have been satisfied.

(f)          The Company may require, as a condition to the exercise of this Option, that Optionee agree to be bound by any shareholders agreement among all or certain shareholders of the Company that may then be in effect, or certain provisions of any such agreement that may be specified by the Company, in addition to the provisions of Sections 7, 8 and 9 hereof.

4.	Termination.

(a)          Termination of Service. Except as otherwise extended by the Board, upon the termination of the service of the Optionee, the Optionee’s Option shall expire on the earliest of the following occasions:

(i)          the date that is three months after the voluntary termination of the Optionee’s service or the termination of the Optionee’s service by the Company (or by an Subsidiary) other than for Cause;

(ii)         the date of the termination of the Optionee’s service by the Company (or by an Subsidiary) for Cause;

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(iii)        the date one year after the termination of the Optionee’s service by reason of Disability; or

(iv)        the date one year after the termination of the Optionee’s service by reason of the Optionee’s death.

The Optionee may exercise all or any part of the Optionee’s Option at any time before the expiration of such Option under this Section 4, but only to the extent that such Option had become exercisable before the Optionee’s service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s service terminated (or vested as a result of the termination). The balance of such Option shall lapse when the Optionee’s service terminates. In the event that the Optionee dies during the Optionee’s service, or after the termination of the Optionee’s service but before the expiration of the Optionee’s Option, all or part of such Option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Option had become exercisable before the Optionee’s service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s service terminated (or vested as a result of the termination).

(b)          Termination on Change in Control. Except as otherwise determined by the Board, in the case of a Change in Control, this Option shall terminate on the effective date of such transaction or event, unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption of this Option or the substitution for this Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise price, as provided in Section 13 of this Agreement. In the event of any transaction that will result in such termination, the Company shall give to the Optionee written notice thereof at least ten (10) days prior to the effective date of such transaction. Until such effective date, the Optionee may exercise any portion of this Option that is or becomes vested on or prior to such effective date, but after such effective date the Optionee may not exercise this Option unless it is assumed or substituted by the successor entity (or a parent or subsidiary thereof) as provided above.

(c)          Termination of Employment; Voting Trust. If the Optionee ceases to be an employee of the Company for any reason, including death or disability, (such Optionee is a “Terminated Optionee” for purposes of this section) all of the Shares held by such Optionee as a result of exercising all or any portion of this Option shall be automatically put into a voting trust (the “Voting Trust”). Such Shares shall be held by the Voting Trust for the benefit of the Terminated Optionee, and all voting rights shall be granted to one or more voting trustees to be designated solely by the Board. If determined by the Board in its sole discretion, Optionee may also be required to execute an irrevocable proxy in connection with the provisions of this Section 4(c).

5.          No Rights as Shareholder. The Optionee (or any other person entitled to exercise the Option) shall not be entitled to any rights as a shareholder of the Company with respect to any Shares issuable upon exercise of this Option until such Shares shall have been registered on the stock transfer books of the Company in the name of the Optionee (or such other person).

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6.          Notice of Premature Disposition. If this Option is intended to qualify as an Incentive Stock Option, as provided on the signature page of this Agreement, then if, within the later of (2) two years from the Grant Date or within one (1) year after the transfer of Shares to the Optionee upon exercise of the Option, the Optionee makes a disposition (as defined in Section 424(c) of the Code) of any Shares, the Optionee shall notify the Treasurer of the Company within ten (10) days after such disposition.

7.          Right of First Refusal; Drag Along Right .

(a)          Right of First Refusal. If the Optionee shall propose to transfer any Option Shares held by him to any Person (a “Transferee”), such proposed transfer shall be conditioned upon the following:

(i)          The Optionee shall not transfer any Option Shares unless the Optionee has owned such shares for a period of at least six (6) months on the date of transfer. Any transfer of Option Shares owned by the Optionee for less than six (6) months on the date of transfer shall be null and void.

(ii)         The Optionee (the “Offeror”) shall offer to the Company or the Company’s designee(s) the Option Shares which it desires to sell, transfer or convey (the “Offered Securities”), at the same price and on the same terms that the Optionee intends to sell, transfer or convey the Offered Securities to the Transferee; provided that the Company or its designee(s) shall have no rights to acquire the Offered Securities unless all of the Offered Stock is acquired. Such offer shall be made by a written notice (the “Notice of Proposed Transfer”) delivered to the Company not less than sixty (60) days prior to the proposed sale, transfer or conveyance. Such notice shall set forth the identity of the Transferee, the price and other terms and conditions of the proposed sale or transfer and such other information as the Company or its designee(s) shall reasonably request.

(iii)        If the Company or its designee(s) do not accept the offer made by the Offeror with respect to all of the Offered Securities within sixty (60) days following the Company’s receipt of the Notice of the Proposed Transfer, then the Offeror shall have the right for a period of thirty (30) days following the aforementioned sixty (60) day period to sell, transfer or convey such Offered Securities, but only to the Transferee, at not less than the price, and upon terms not more favorable to the Transferee that were contained in the Notice of Proposed Transfer and subject to compliance with the provisions of clause (d) of this Section 3.

(b)          Drag Along Rights. If, upon the approval of the Board of Directors of the Company, the holders of shares equal to a majority of the issued and outstanding Common Stock, determined on an as converted basis (i.e., assuming the conversion of all shares of capital stock which can be converted into Common Stock at the time of the determination, into Common Stock), elect to effect a sale of all of their shares of capital stock (the “Subject Shares”), the Optionee shall sell all Option Shares held by him or her on the terms and conditions approved by such other selling stockholders; provided, however, that the Option Shares being sold by the Optionee are sold for the same price and upon the same terms and conditions in all material respects as those applicable to the Subject Shares being sold by such other selling stockholders, adjusting for the conversion of all shares of capital stock which can be converted into Common Stock. The Optionee will take all action necessary and desirable in connection with the consummation of the sale of the Option Shares in connection with a sale of the Subject Shares, including, without limitation, execution and delivery of agreements relating to such sale of Subject Shares and the Option Shares. The Optionee will bear its pro rata share of the cost of any sale of Subject Shares or other equity securities pursuant to a sale of Subject Shares and the Option Shares to the extent such costs are incurred for the benefit generally of all stockholders of the Company and are not otherwise paid by the Company or the acquiring party. Costs incurred by stockholders of Company on their own behalf will not be considered costs of the transaction hereunder. The Company shall have no duty or obligation to disclose to the Optionee, and the Optionee shall have no right to be advised of, any material information regarding the Company or any of its subsidiaries or affiliates, at any time prior to, upon or in connection with the exercise of the rights hereunder by the Company.

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(c)          Notwithstanding the foregoing or anything to the contrary herein, the provisions of Sections 7(a) and 7(b) shall not apply: (a) to a repurchase of Option Shares from a Optionee by the Company at a price no greater than that originally paid by such Optionee for such Option Shares pursuant to this Agreement or (b) to a transfer of Option Shares by such Optionee made for bona fide estate planning purposes, either during his or her lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant of such Optionee (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any other person approved by the Board of Directors of the Company, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such Key Holder or any such family members; provided that in the case of clause(s) (a), (c) or (d), the Key Holder shall deliver prior written notice to the Company of such gift or transfer and such shares of Option Shares shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such issuance, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as an Optionee (but only with respect to the securities so transferred to the transferee), including the obligations of an Optionee with respect to Proposed Optionee Transfers of such Option Shares pursuant to Section 7

(d)          This Section 7 shall terminate upon an underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale by the Company of Common Stock.

8.	Restrictions on Transfer.

(a)          No Transfer of Options. This Option is not transferable by the Optionee except by will or the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee. Notwithstanding the foregoing, if this Option is a Non-Qualified Stock Option, such Non-Qualified Stock Option is transferable to the extent permitted by the Plan.

(b)          No Transfer of Shares. The Optionee shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”), any of the Shares, or any interest therein, unless such transfer is made in compliance with the provisions of this Agreement.

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(c)          Permitted Transfers of Shares. The Optionee shall have the right to make Permitted Transfers of Shares. For purposes of this Agreement, “Permitted Transfer” shall mean any transfer of all or any portion of the Optionee’s Shares by will or the laws of descent and distribution and any transfer by the Optionee during his or her lifetime of all or any portion of his or her Shares to or for the benefit of any spouse, child or grandchild (including any natural born, adopted or step-child or step-grandchild) of the Optionee, or to a trust for the benefit of the Optionee and/or any of the foregoing or to a partnership or limited liability company, the partners or members of which include only the Optionee and/or any of the foregoing or any other person or entity determined by the Board; provided, however, that it shall be a condition of each such Permitted Transfer that (i) the transferee agrees to be bound by the terms of this Agreement and (ii) the Optionee has complied with all applicable laws in connection with such Permitted Transfer. For purposes of this Agreement, (a) any donee or transferee of the Optionee’s Shares shall be treated as the “Optionee,” and (b) notwithstanding the foregoing clause, the circumstances or events giving rise to any forfeiture or repurchase right shall be determined with respect to the original “Optionee” who was first issued such Shares and transferred them to the transferee, and the transferee shall be subject to forfeiture or a repurchase right upon such circumstance or event. For purposes of an example of the foregoing clause (b) and not in anyway as a limitation, if a termination of employment gives rise to a repurchase right with respect to Shares held by a transferee, it shall be the termination of the original Shareholder’s employment that creates the repurchase right and not the termination of employment of such transferee.

(d)          Effect of Prohibited Transfer of Shares. Any transfer of Shares in violation of this Agreement shall be void. The Company shall not be required (i) to transfer on its books any of the Shares which shall have been transferred in violation of this Agreement or (ii) to treat as the owner of such Shares or pay dividends to any transferee to whom any such Shares shall have been so transferred.

9.	Securities Law Restrictions on Resale.

(a)          Optionee’s Representations and Agreements. The Optionee represents and agrees that (i) unless and until registered under the Securities Act, the Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act; (ii) the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof, and (iii) such Shares may not be sold except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

(b)          Legends on Certificates. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a legend referring to the restrictions on transfer imposed by the Securities Act, and any applicable state securities laws, as well as a legend to the following effect:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED OWNER OF THIS CERTIFICATE AND THE COMPANY’S 2007 EQUITY INCENTIVE PLAN. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

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(c)          Removal of Legends. If, in the opinion of counsel to the Company, any legend placed on a stock certificate representing Shares issued under this Agreement is no longer required, then the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(d)          Lock-up Agreement. The Optionee agrees that, in the event that the Company effects any underwritten public offering of Common Stock registered under the Securities Act, neither the Shares nor any interest in the Shares may be sold, offered for sale, pledged or otherwise disposed of, directly or indirectly (including through the granting of options or any hedging transactions), without the prior written consent of the managing underwriter(s) of the offering, for the same period of time after the execution of an underwriting agreement in connection with such offering, and on the same terms, that all of the Company’s then directors and executive officers agree to be restricted.

10.         No Retention Rights. Nothing in the Plan, the Option or this Agreement confers upon the Optionee any right to continue in the service of the Company for any period of specific duration or shall be construed to interfere with or otherwise restrict in any way the rights of the Company or of the Optionee, which rights are expressly reserved by each, to terminate the Optionee’s service at any time and for any reason, with or without cause.

11.         Taxes. As a condition to the issuance of Shares upon exercise of this Option, the Optionee hereby agrees that, if the Company in its discretion determines that it is or could be obligated to withhold any tax in connection with the exercise of this Option, or in connection with the transfer of, or the lapse of restrictions on, any Shares or other property acquired pursuant to the Option, the Company may, in its discretion, withhold the appropriate amount of tax (a) in cash from the Optionee’s wages or other remuneration or (b) in kind from the Shares or other property otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not withhold an amount sufficient to satisfy the withholding obligation of the Company, the Optionee will on demand, and as a condition to the issuance of Shares upon the exercise of this Option, make reimbursement in cash for the amount underwithheld or, if permitted by the Board, provide such cash or other security as the Board deems adequate to meet the liability or potential liability of the Company for the withholding of tax, and to augment such cash or other security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such cash or other security.

12.         Amendments. The Board may at any time or times amend the Plan, the Option granted hereunder, or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination, amendment of the Plan, amendment of the Option or this Agreement shall, without the Optionee’s consent, materially adversely affect the Optionee’s rights under the Option or this Agreement. Notwithstanding the foregoing, this Agreement shall be amended as required by Section 15(g) below to the extent required by regulatory or statutory guidance.

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13.         Adjustments for Stock Splits, Stock Dividends, Etc. If from time to time while this Agreement remains in force and effect there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, (a) any and all new, substituted or additional securities to which the Optionee is entitled by reason of his ownership of Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as such Shares and (b) appropriate adjustment shall be made to the Exercise Price, subject to compliance with section 409A of the Code, if applicable. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14.         Consistency with Plan. If there is any inconsistency between the provisions of this Agreement and the provisions of the Plan, the latter shall control.

15.	Miscellaneous.

(a)          Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts without giving effect to the principles of the conflicts of laws thereof.

(b)          Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the Company if the Optionee fails to comply with the provisions of this Agreement and that, in the event of any such failure, the Company will not have an adequate remedy at law. The Company shall, therefore, be entitled to obtain specific performance of each of the Optionee’s obligations hereunder and to obtain immediate injunctive relief. The Optionee shall not urge, as a defense to any proceeding for such specific performance or injunctive relief, that the Company has an adequate remedy at law.

(c)          Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and permitted assigns.

(d)          Notices. All notices required or permitted hereunder shall be in writing and be effective upon personal delivery, upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or upon deposit with a recognized express overnight courier service, addressed, if to the Company, to its principal executive office at the time, Attention: President, and if to the Optionee, to the address shown beneath his or her signature on the signature page of this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 15(d).

(e)          Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, of the parties hereto concerning the subject matter hereof. In particular, the options granted hereunder satisfy all outstanding claims which the Optionee has with respect to equity of the Company.

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(f)          Waivers. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board or by an Optionee, but no such waiver by the Board shall operate to the detriment of the Optionee without the Optionee’s consent.

(g)          Statutory Requirements and Subsequent Amendment. This Agreement and the grant of any Option hereunder is intended, to the extent applicable, to constitute good faith compliance with the requirements of the American Jobs Creation Act, specifically with respect to the definition of deferred compensation and the provisions of section 409A of the Code. To the extent required by subsequent guidance, whether statutory or regulatory, the Company and Optionee agree that any Option granted hereunder may be modified, rescinded or substituted by the Company with an award of comparable economic value as required to maintain compliance with the provisions of section 409A of the Code.

(h)          Administration. The Committee shall have full authority and discretion to decide all matters relating to the administration and interpretation of this Agreement. The Committee shall have full power and authority to pass and decide upon cases in conformity with the objectives of this Agreement under such rules as the Board of the Company may establish. Any decision made or action taken by the Company, the Board, or the Committee arising out of, or in connection with, the administration, interpretation, and effect of this Agreement shall be at their absolute discretion and will be conclusive and binding on all parties. No member of the Board, the Committee, or employee of the Company shall be liable for any act or action hereunder, whether of omission or commission, by the Recipient or by any agent to whom duties in connection with the administration of this Agreement have been delegated in accordance with the provision of this Agreement.

* * *

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Attachment A

Notice of Stock Option Exercise
(To be completed and signed only on exercise of Option)

I hereby exercise the stock option (the “Option”) granted by Enumeral Biomedical Corp. (the “Company”) to me on October 26, 2012, subject to all the terms and provisions thereof as contained in the Stock Option Grant Agreement of the same date signed by me concerning such Option (the “Agreement”) and in the Company’s 2009 Equity Incentive Plan referred to therein (the “Plan”), and notify you of my desire to purchase _______ Shares pursuant to the Option.

Enclosed is my check in the sum of $________ in full payment for such Shares and applicable withholding and employment taxes.*

I have been made aware of and understand the following:

(i)          A holder of Incentive Stock Options may be subject to Alternative Minimum Tax upon the holder’s exercising his/her options.

(ii)         A holder of Non-Qualified Stock Options will be taxed upon the holder’s exercising his/her options, and may be subject to withholding.

(iii)        At the time stock received on exercising an Incentive Stock Option is sold, the holder will pay tax on the difference between the exercise and sale prices at a favorable capital gains rate only if the stock is sold after the later of (i) one year after the date of exercise, and (ii) two years after the date of grant, and meets other requirements for incentive stock options. If the holder does not satisfy the required Incentive Stock Option holding period, the holder will recognize ordinary income when the stock is sold.

I understand that all taxes relating to the exercise of these options are my responsibility alone, and have sought advice from my tax advisor as I determined appropriate.

I hereby confirm to the Company each of my representations, covenants and agreements in the Agreement.

All capitalized terms in this Notice of Stock Option Exercise have the meanings set forth in the Agreement or in the Plan, as the case may be.

DATED:_________________

Signature:

Name:

*          Alternative payment methods may be permitted pursuant to Section 3(b)(ii) of the Agreement. Please inquire of the Company if you are interested in such alternatives.

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